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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT

                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)               NOVEMBER 14, 2001

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                        THE INTERNET ADVISORY CORPORATION

             (Exact name of registrant as specified in its charter)


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
             UTAH                               0-16665                                  87-042635
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State or other jurisdiction             (Commission File Number)             (IRS Employer Identification No.)
of incorporation or organization)
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                     150 E. 58TH STREET, NEW YORK, NY 10022

               (Address of principal executive offices)(Zip Code)

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                                 (212) 421-8480

              (Registrant's Telephone Number, Including Area Code)

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                                       N/A

         (Former Name or Former Address, If Changed since Last Report.)
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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

(a) Not Applicable.

(b) (1) The United States Bankruptcy Court, Southern District of Florida, has entered an order (the "Order") confirming our Plan of Reorganization Under Chapter 11 of the Bankruptcy Code dated as of August 29, 2001.

         (2) The date the Order was entered is November 14, 2001.

         (3) The following is a summary of our Plan of Reorganization as confirmed by the Bankruptcy Court.

         Under the Plan of Reorganization (the "Plan"), we complied with Section 1129 of the Bankruptcy Code as a Debtor-in-Possession pursuant to Section 1107 and Section 1108 of the Bankruptcy Code. We also complied with Section 1129 of the Bankruptcy Code as a good faith debtor seeking to reorganize its financial affairs during the term of the Plan in order to pay off or substantially reduce the principal due and owing to all allowed creditors ("Creditors") from our continuing operations.

                                   BACKGROUND

         Subsequent to the date of filing of the Plan, we have continued to provide comprehensive Internet services to our customers emphasizing the small and medium- sized business market. We store our customers' website information on a "virtual" basis but also provide our customers with server lease facility resources, providing such customers with space to house equipment in our Tier 1 Data Center. We also offer a package of enhanced Internet tools, including website design services and electronic commerce solutions (e-Commerce).

         Our goal is to be a premier, full-service provider of Internet services to small and medium-sized businesses. To accomplish this goal, we will endeavor to expand our market presence, strengthen our Internet access and Web hosting core service platforms, and add additional enhanced value service capabilities through acquisitions and strategic relationships.

                     CLASSIFICATION OF CLAIMS AND INTERESTS

         Pursuant to the Plan, the claims ("Claims") of Creditors and other interested parties were divided into the following six classes ("Classes"):


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         CLASS 1: Allowed Unsecured Lease Termination Damage Claim of Spring
                  Lake Partners

         CLASS 2: Allowed Unsecured Rejected Bandwidth Contract Claims

         CLASS 3: Allowed Unsecured Convenience Class Claims

         CLASS 4: Allowed Unsecured Claims

         CLASS 5: Equity Security Interest Claims ("White Knight Class")

         CLASS 6: Equity Stock Option Holders

                 DESIGNATION AND TREATMENT OF UNIMPAIRED CLAIMS

         ADMINISTRATIVE EXPENSE CLAIMS: These claims consisted primarily of the balance of unpaid post-petition rent obligations to Spring Lake Partners ("Leasor") for the use and occupancy of our Fort Lauderdale, FL premises, the balance of unpaid post-petition obligations to AT&T arising from the Internet bandwidth contract by and between us and AT&T, and the fees and expenses of professionals employed by us pursuant to the authorization of the Bankruptcy Court.

         PRIORITY TAX CLAIMS: The Allowed Priority Tax Claims of the Internal Revenue Service were determined in accordance with Section 507(a)(8) of the Bankruptcy Code. The total of such claims were approximately $11,680 which is exclusively comprised of a claim in that amount of the Internal Revenue Service.

                  DESIGNATION AND TREATMENT OF IMPAIRED CLAIMS

         CLASS 1: The claim of Spring Lake Partners was treated as an Unsecured Claim. Spring Lake Partners shall receive deferred cash payments equal to ten percent (10%) of its claim in twelve equal monthly installments.

         CLASS 2: These claims represent Unsecured Rejected Bandwidth Contract Claims of Winstar, Genuity Solutions, Inc., Expanets, Quest, AT&T, Bellsouth, and MCI. These Creditors shall receive ten percent (10%) of their Allowed Unsecured Claims. The Company estimates the total of such Allowed Unsecured Claims to be $650,000.

         CLASS 3: This class is composed of all Allowed Unsecured Claims less than $2,500.00. Each claimant is to receive the lesser of the amount of the claim or $100.

         CLASS 4: Each claimant of an Allowed Unsecured Claim shall receive deferred cash payments equal to five percent (5%) of the Claim in equal monthly installments over one (1) year commencing ten days after the Plan Confirmation Date.


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         CLASS 5: The White Knight Class consists of Richard Goldring and all equity security holders that choose to make an additional equity contribution to us on or before November 30, 2001 ("White Knight Electors"). As of November 27, 2001 there are no White Knight Electors. Richard Goldring contributed $50,000 in exchange for retention of all of his equity interest in the Company. White Knight Electors are entitled to contribute $1.00 per share owned, subject to a minimum of $1,000, and are allowed to retain up to 100% of their corresponding equity interest in the Company.

         All holders of our common stock who choose not to make a cash contribution to us as a White Knight Elector will presently retain his, her or its respective number of common shares in the Company but such shares will be subject to a 1 for 50 reverse stock split ("Reverse Stock Split"). We intend to effect the Reverse Stock Split on or about December 12, 2001 with respect to all of our presently outstanding common shares other than those held by members of the White Knight Class. As of November 27, 2001 Richard Goldring is the sole member of the White Knight Class.

         CLASS 6: Any and all holders of any of our equity stock options had their options extinguished and will not receive any distribution under the Plan.

                       MANAGEMENT, DIRECTORS AND OFFICERS

         We continue to be managed by Richard Goldring, President and Chief Executive Officer, and John Neilson, Vice President and Secretary.

                      MEANS BY WHICH PLAN TO BE EFFECTUATED

         Richard Goldring, our President and Chief Executive Officer, funded the Plan. The funding was structured as a capital contribution in exchange for retention of stock.

                    EXECUTORY CONTRACTS AND UNEXPIRED LEASES

         As of the date of filing of the Plan, we expressly rejected all executory contracts and unexpired leases set forth as Exhibit D of the Disclosure Statement and filed as Exhibit 99.2 of this Form 8-K.

         (4) The following table shows the number of issued and outstanding shares of the Company's Common Stock as of the date of the Order. It does not take into account the Reverse Stock Split, which has not yet been effected.

         Shares of The Internet Advisory Corporation's Issued and
         Outstanding Common Stock.....................................14,445,018


         (5) Information about our assets and liabilities as of the date the Bankruptcy Court issued the Order confirming our Plan will be filed by amendment.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(c)      Exhibits

99.1     Plan of Reorganization, dated August 29, 2001.

99.2     Disclosure Statement, dated August 27, 2001.

99.3     Order confirming Plan of Reorganization, dated November 14, 2001.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE INTERNET ADVISORY CORPORATION


Dated: November 29, 2001                By:  /s/ Richard Goldring
                                           -------------------------------------
                                                 Richard Goldring
                                                 President & Chief Executive
                                                  Officer


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